                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                          Date of Report: July 6, 1994

                            THE FOOTHILL GROUP, INC.

               (Exact name of registrant as specified in charter)

         Delaware                      0-5467                   94-1663353
         --------                      ------                   ----------

 (State of Incorporation)           (Commission               (IRS Employer
                                    File Number)           Identification No.)

                          11111 Santa Monica Boulevard
                         Los Angeles, California 90025
                    (Address of principal executive office)




Registrant's telephone number:  (310) 996-7000
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Item 7: Financial Statements, Pro Forma Financial Information and Exhibits



Exhibit 28 - Additional Exhibits


Press release announcing common stock repurchase program.
Press release announcing new senior rating from Duff & Phelps for subsidiary. Press release announcing credit facilities totaling $300 million for subsidiary.


SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: July 6, 1994                     THE FOOTHILL GROUP, INC.



                                        By:  C/HENRY K. JORDAN
                                        -------------------------------------
                                        Henry K. Jordan
                                        Vice President and
                                        Chief Financial Officer
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                            [Foothill Letterhead]


                                     NEWS



                    FOOTHILL GROUP SUBSIDIARY ESTABLISHES
                    -------------------------------------

                   CREDIT FACILITIES TOTALING $300 MILLION
                   ---------------------------------------



        LOS ANGELES, CALIFORNIA, July 6, 1994 ... The Foothill Group, Inc. (NYSE-FGI) announced today that its subsidiary, Foothill Capital Corporation, has established two credit facilities totaling $300 million with 22 banks. The multi-year revolving credit facility, with $200 million in commitments, has an initial expiration date of June 30, 1997 while the revolving credit facility, with $100 million in commitments, has an initial expiration date of June 29, 1995. These credit facilities replace an existing $250 million credit facility and will be used primarily to support Foothill Capital's outstanding commercial paper. Bank of America NT&SA serves as agent for the banks on the credit facilities.

     Kent W. Dahl, Vice President and Treasurer of Foothill Capital, stated, "Foothill Capital is pleased to announce the establishment of these credit facilities. We received commitments for the facilities in excess of our largest amount despite a significant reduction in bank commitment fees compared to our existing credit facility. This indicates continued strong support from the banking community for our business strategy."

     The Foothill Group, Inc. is a specially financial services company which operates two tightly linked businesses: commercial lending and money management. Foothill Capital Corporation, its wholly-owned subsdiary, provides asset-based financing to businesses throughout the United States. The parent company's money management operation conducts business through institutional limited partnerships, seeking above average returns by investing in the debt instruments of companies in reorganization or in the process of restructuring. At March 31, 1994, Foothill had total assets owned or under management of over $1.1 billion.







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                             [Foothill Letterhead]



                                     News



                          FOOTHILL GROUP SUBSIDIARY
                          -------------------------

                    RECEIVES UPGRADE IN SENIOR DEBT RATING
                    --------------------------------------

                              FROM DUFF & PHELPS
                              ------------------



     LOS ANGELES, CALIFORNIA, June 1, 1994 . . . The Foothill Group, Inc. (NYSE-FGI) today announced that its subsidiary, Foothill Capital Corporation, has received an upgrade in its senior debt rating to "BBB+" from Duff & Phelps Credit Rating Co. Foothill Capital's senior debt had previously been rated "BBB". Duff & Phelps also reaffirmed Foothill Capital's commercial paper rating of "Duff 2".

     Kent W. Dahl, Vice President and Treasurer of Foothill Capital, stated, "We are very pleased to receive this upgrade from a major credit rating agency, which should, over time, lower our borrowing costs and improve our access to the capital markets."

     The Foothill Group, Inc. is a specialized financial services company which operates two tightly linked businesses: commercial lending and money management. Foothill Capital Corporation, its wholly owned subsidiary, provides asset-based financing to businesses throughout the United States. The parent company's money management operation conducts business through institutional limited partnerships, seeking above average returns by investing in the debt instruments of companies in reorganization or in the process of restructuring. As of March 31, 1994, Foothill had total assets owned or under management of more than $1.1 billion.

                            [FOOTHILL LETTERHEAD]


                                   N E W S


                          FOOTHILL GROUP SUBSIDIARY
                          -------------------------
                    RECEIVES UPGRADE IN SENIOR DEBT RATING
                    --------------------------------------
                              FROM DUFF & PHELPS
                              ------------------


     LOS ANGELES, CALIFORNIA, June 1, 1994 . . . The Foothill Group, Inc. (NYSE-FGI) today announced that its subsidiary, Foothill Capital Corporation, has received an upgrade in its senior debt rating to "BBB+" from Duff & Phelps Credit Rating Co. Foothill Capital's senior debt had previously been rated "BBB". Duff & Phelps also reaffirmed Foothill Capital's commercial paper rating of "Duff 2".

     Kent W. Dahl, Vice President and Treasurer of Foothill Capital, stated, "We are very pleased to receive this upgrade from a major credit rating agency, which should, over time, lower our borrowing costs and improve our access to the capital markets."

     The Foothill Group, Inc. is a specialized financial services company which operates two tightly linked businesses: commercial lending and money management. Foothill Capital Corporation, its wholly owned subsidiary, provides asset-based financing to businesses through the United States. The parent company's money management operation conducts business through institutional limited partnerships, seeking above average returns by investing in the debt instruments of companies in reorganization or in the process of restructuring. As of March 31, 1994, Foothill had total assets owned or under management of more than $1.1 billion.

                            [FOOTHILL LETTERHEAD]

                                     NEWS



                      THE FOOTHILL GROUP, INC. ANNOUNCES
                      ----------------------------------
                       COMMON STOCK REPURCHASE PROGRAM
                       -------------------------------

        LOS ANGELES, CALIFORNIA, May 27, 1994 . . . The Foothill Group, Inc. (NYSE-FGI) Board of Directors today authorized the Company to repurchase up to 625,000 shares of its common stock from time to time in the open market. This action was taken in light of existing securities market conditions and the Board's belief that the common stock is undervalued.

        The Foothill Group, Inc. is a specialized financial services company which operates two tightly linked businesses: commercial lending and money management. Foothill Capital Corporation, its wholly-owned subsidiary, provides asset-based financing to businesses throughout the United States. The parent company's money management operation conducts business through institutional limited partnerships, seeking above average returns by investing in debt instruments of companies in reorganization or in the process of restructuring. As of March 31, 1994, Foothill had total assets owned or under management of more than $1.1 billion.